                                                                   EXHIBIT 10.19

                            Secured Promissory Note
                            -----------------------

                             Sunnyvale, California

$83,200.00                                                        April 21, 1999

     1.   Obligation.  In exchange for the issuance to the undersigned
          ----------
("Purchaser") of Three Hundred and Twenty Thousand shares (the "Shares") of the Common Stock of Interwoven, Inc., a California corporation (the "Company"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company, at the Company's principal place of business at 1195 West Fremont Avenue, #2000, Sunnyvale, California 94087, or at such other place as the Company may direct, the principal sum of Eighty-Three Thousand Two Hundred Dollars ($83,200.00) together with simple interest on the unpaid principal at the rate of 6.0%, which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the rate at which interest will
                        --------  -------
accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. Interest on this Note shall be payable annually. The principal sum shall be due and payable upon the earlier of (i) an acquisition of the Company that includes acquisition of the Shares by the acquiror, (ii) an initial public offering of the Company's stock, in which event the principal sum shall become due in monthly installments in proportion to the periodic monthly expiration of the Company's Repurchase Option, (iii) Purchaser's termination of employment, in which event, to the extent the principal sum is not retired through the Company's repurchase of the shares, the principal sum shall be repayable in three equal annual installments commencing 90 days after termination, or (iv) five years. The principal sum may be repaid at any time by Purchaser without prepayment penalty.

     2.   Security.  Payment of this Note is secured by a security interest in
          --------
the Shares granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "Pledge Agreement"). This Note is being tendered by Purchaser to the Company as the purchase price of the Shares pursuant to that certain Restricted Stock Purchase Agreement between Purchaser and the Company dated of even date with this Note (the "Purchase Agreement").

     3.   Default; Acceleration of Obligation.  Purchaser will be deemed to be
          -----------------------------------
in default under this Note and the principal sum of this Note, together with all interest accrued thereon, will immediately become due and payable in full: (a) ten (10) days after notice to Purchaser of Purchaser's failure to make any payment when due under this Note; (b) upon any transfer of any of the Shares (except a transfer to the Company or transfer to a revocable trust or a family trust for estate planning purposes); (c) upon the filing by or against Purchaser of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; or (d) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

     4.   Remedies On Default.  Upon any default of Purchaser to pay (i) the
          -------------------
first Twenty Thousand Eight Hundred Dollars ($ 20,800) in principal under this Note or (ii) interest on this Note through the date the Note becomes due and payable, the Company will have, in addition to its rights and remedies under this Note and the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it. Upon any default of Purchaser to pay principal under this Note in excess of Twenty Thousand Eight Hundred Dollars ($ 20,800) or interest accrued after the date the Note becomes due and payable, the Company's recourse shall be limited only to the Shares.

     5.   Rule 144 Holding Period.  PURCHASER UNDERSTANDS THAT THE HOLDING
          -----------------------
PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (A) THE PURCHASE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (B) THIS NOTE IS SECURED BY COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR IN CASH, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

     6.   Prepayment.  Prepayment of principal and/or interest due under this
          ----------
Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, all payments will be made in lawful tender of the United States and will be applied first to the payment of accrued interest, and the remaining balance of such payment, if any, will then be applied to the payment of principal. If Purchaser prepays all or a portion of the principal amount of this Note, the Shares paid for by the portion of principal so paid will continue to be held in pledge under the Pledge Agreement to serve as independent collateral for the outstanding portion of this Note for the purpose of commencing the holding period under Rule 144(d) of the Securities and Exchange Commission with respect to other Shares purchased with this Note, unless Purchaser notifies the Company in writing otherwise and the Company consents to release of the Shares from the Pledge Agreement.

     7.   Governing Law; Waiver.  The validity, construction and performance of
          ---------------------
this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

     8.   Attorneys' Fees.  If suit is brought for collection of this Note,
          ---------------
Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

     IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.

  Joe Ruck                                 /s/ Joe Ruck
------------------------------           -------------------------------
Purchaser's Name                         Purchaser's Signature

         [Signature page to Interwoven, Inc. Secured Promissory Note]

                            Secured Promissory Note
                            -----------------------

                             Sunnyvale, California

$13,000.00                                                       April 21, 1999

     1.  Obligation.  In exchange for the issuance to the undersigned
         ----------
("Purchaser") of Fifty Thousand shares (the "Shares") of the Common Stock of Interwoven, Inc., a California corporation (the "Company"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company, at the Company's principal place of business at 1195 West Fremont Avenue, #2000, Sunnyvale, California 94087, or at such other place as the Company may direct, the principal sum of Thirteen Thousand Dollars ($13,000.00) together with simple interest on the unpaid principal at the rate of 6.0%, which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the rate at which interest will accrue on unpaid
--------  -------
principal under this Note will not exceed the highest rate permitted by applicable law. Interest on this Note shall be payable annually. The principal sum shall be due and payable upon the earlier of (i) an acquisition of the Company that includes acquisition of the Shares by the acquiror, (ii) an initial public offering of the Company's stock, in which event the principal sum shall become due in monthly installments in proportion to the periodic monthly expiration of the Company's Repurchase Option, (iii) Purchaser's termination of employment, in which event, to the extent the principal sum is not retired through the Company's repurchase of the shares, the principal sum shall be repayable in three equal annual installments commencing 90 days after termination, or (iv) five years. The principal sum may be repaid at any time by Purchaser without prepayment penalty.

     2.  Security.  Payment of this Note is secured by a security interest in
         --------
the Shares granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "Pledge Agreement"). This Note is being tendered by Purchaser to the Company as the purchase price of the Shares pursuant to that certain Restricted Stock Purchase Agreement between Purchaser and the Company dated of even date with this Note (the "Purchase Agreement").

     3.  Default; Acceleration of Obligation.  Purchaser will be deemed to be in
         -----------------------------------
default under this Note and the principal sum of this Note, together with all interest accrued thereon, will immediately become due and payable in full: (a) ten (10) days after notice to Purchaser of Purchaser's failure to make any payment when due under this Note; (b) upon any transfer of any of the Shares (except a transfer to the Company or transfer to a revocable trust or a family trust for estate planning purposes); (c) upon the filing by or against Purchaser of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; or (d) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

     4.  Remedies On Default.  Upon any default of Purchaser to pay (i) the
         -------------------
first Three Thousand Two Hundred Fifty Dollars ($3,250.00) in principal under this Note or (ii) interest on this Note through the date the Note becomes due and payable, the Company will have, in addition to its rights and remedies under this Note and the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it. Upon any default of Purchaser to pay principal under this Note in excess of Three Thousand Two Hundred Fifty Dollars $13,250 or interest accrued after the date the Note becomes due and payable, the Company's recourse shall be limited only to the Shares.

     5.  Rule 144 Holding Period.  PURCHASER UNDERSTANDS THAT THE HOLDING PERIOD
         -----------------------
SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (A) THE PURCHASE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (B) THIS NOTE IS SECURED BY COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR IN CASH, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

     6.  Prepayment.  Prepayment of principal and/or interest due under this
         ----------
Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, all payments will be made in lawful tender of the United States and will be applied first to the payment of accrued interest, and the remaining balance of such payment, if any, will then be applied to the payment of principal. If Purchaser prepays all or a portion of the principal amount of this Note, the Shares paid for by the portion of principal so paid will continue to be held in pledge under the Pledge Agreement to serve as independent collateral for the outstanding portion of this Note for the purpose of commencing the holding period under Rule 144(d) of the Securities and Exchange Commission with respect to other Shares purchased with this Note, unless Purchaser notifies the Company in writing otherwise and the Company consents to release of the Shares from the Pledge Agreement.

     7.  Governing Law; Waiver.  The validity, construction and performance of
         ---------------------
this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

     8.  Attorneys' Fees.  If suit is brought for collection of this Note,
         ---------------
Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

     IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.

Joe Ruck                      /s/ Joe Ruck
----------------             ---------------------
Purchaser's Name             Purchaser's Signature


         [Signature page to Interwoven, Inc. Secured Promissory Note]

                                       3